Exhibit 10.7

Third OMNIBUS AMENDment AGREEMENT

THIS THIRD OMNIBUS AMENDMENT AGREEMENT (this “Agreement”) dated as of December 5, 2022 (the “Effective Date”) by and among Silver Valley Metals Corp. (“Mine Owner”) and Bunker Hill Mining Corp. (“BHMC” and together with Mine Owner, the “Obligors”), [Redacted – Affiliate of Sprott Private Resource Streaming and Royalty Corp.] in its own capacity (“SPRSR”) and in its capacity as security agent for and on behalf of the Sprott Entities (the “Security Agent”), [Redacted – Affiliates of Sprott Private Resource Streaming and Royalty Corp.], [Redacted – Funds managed or sub-managed by Affiliates of Sprott Private Resource Streaming and Royalty Corp.], and [Redacted – Affiliates of Ninepoint Partners LP].

RECITALS:

A.	Mine Owner, as debtor, and BHMC, as guarantor, issued in favour of SPRSR, as holder, the secured royalty convertible debenture in the principal amount of US$8,000,000 dated as of January 7, 2022 (as amended by the First Omnibus Amendment and the Second Omnibus Amendment, the “Royalty Convertible Debenture”);

B.	BHMC, as debtor, and Mine Owner, as guarantor, issued on January 28, 2022 to and in favour of the Series 1 CD Holders convertible debentures in the aggregate principal amount of US$6,000,000 (as amended by the Second Omnibus Amendment, the “Series 1 Convertible Debentures”);

C.	BHMC, as debtor, and Mine Owner, as guarantor, will issue to and in favour of the Series 2 CD Holders series 2 convertible debentures in the aggregate principal amount of up to US$20,000,000 (the “Series 2 Convertible Debentures” and together with the Series 1 Convertible Debentures, the “Convertible Debentures”);

D.	[Redacted – Affiliates of Sprott Private Resource Streaming and Royalty Corp.], as lenders (collectively, the “Lenders”) have agreed to make available a $5,000,000 bridge loan facility to BHMC, as borrower, pursuant to the bridge loan agreement dated as of December 5, 2022, between the Borrower, the Guarantor and the Lenders (as amended, supplemented, modified or replaced from time to time, the “Bridge Loan Agreement”)

E.	SPRSR, the Series 1 CD Holders and the Series 2 CD Holders have agreed to (i) consent to the incurrence of the indebtedness under the Bridge Loan Agreement, (ii) acknowledge and confirm that the Lenders are “Sprott Entities” and the Bridge Loan Agreement is a “Project Finance Document” for purposes of the Security and the Security Sharing Agreement and (iii) agree to certain related amendments to the Royalty Convertible Debenture, the Series 1 Convertible Debentures and the Series 2 Convertible Debentures, in each case, on the terms of this Agreement.

NOW THEREFORE in consideration of the foregoing premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the Parties), the Parties mutually agree as follows:

Section 1	Defined Terms.

(1)	As used in this Agreement and the recitals hereto, the following terms have the following meanings:

“Amended Agreements” means, collectively, the Royalty Convertible Debenture, the Series 1 Convertible Debentures and the Series 2 Convertible Debentures.

“Guarantees” means, collectively, the guarantee made by BHMC contained in the Royalty Convertible Debenture and the guarantee made by Mine Owner contained in each of the Series 1 Convertible Debentures, as each may be amended, amended and restated, modified, supplemented or replaced from time to time.

“First Omnibus Amendment” means the omnibus amendment agreement dated as of January 28, 2022 among the Obligors and SPRSR.

“Second Omnibus Amendment” means the second omnibus amendment agreement dated as of June 17, 2022 among SPRSR, the Security Agent, the Series 1 CD Holders, the Series 2 CD Holders, the Mine Owner and BHMC and their respective successors and assigns.

“Parties” means SPRSR, the Security Agent, the Series 1 CD Holders, the Series 2 CD Holders, the Mine Owner and BHMC and their respective successors and assigns.

“Security Sharing Agreement” means the security sharing agreement dated as of January 28, 2022 between the Security Agent, SPRSR, the Series 1 CD Holders and the Series 2 CD Holders, as amended by the Second Omnibus Amendment, which was acknowledged and agreed to be the Obligors.

“Series 1 CD Holders” means [Redacted – Affiliate of Sprott Private Resource Streaming and Royalty Corp.], [Redacted – Funds managed or sub-managed by Affiliates of Sprott Private Resource Streaming and Royalty Corp.], and [Redacted – Affiliates of Ninepoint Partners LP] and their respective successors and assigns.

“Series 2 CD Holders” means [Redacted – Affiliate of Sprott Private Resource Streaming and Royalty Corp.], as holders of the Series 2 Convertible Debentures to be issued on the date of this Agreement and their respective successors and assigns.

(2)	Capitalized terms used in this Agreement that are not defined in it have the meanings given to them in the Security Sharing Agreement.

Section 2	Amendments to the Royalty Convertible Debenture.

SPRSR and each Obligor agree to amend the Royalty Convertible Debenture as follows:

(1)	Exhibit “A” to the Royalty Convertible Debenture is hereby amended as follows:

(a)	the definition of Permitted Indebtedness in paragraph (bbb) thereof is hereby amended as follows:

(i)	by deleting the word “and” at the end of subparagraph (viii);

(ii)	by renumbering subparagraph (ix) as subparagraph (x); and

(iii)	by adding the following subparagraph (ix) immediately after subparagraph (viii):

(ix) Indebtedness of up to US$5,000,000 pursuant to a bridge loan agreement, in favour of certain Sprott Entities provided that (A) the proceeds thereof are used solely to fund the construction and development of the Mine, and (B) such Indebtedness will constitute part of the PF Obligations and will be secured by the Security as a “Project Finance Document”; and”

Section 3	Amendments to the Series 1 Convertible Debentures.

Each Series 1 CD Holder and each Obligor agree to amend the Series 1 Convertible Debenture to which such Series 1 CD Holder is a party as follows:

(1)	Section 12 of such Series 1 Convertible Debenture is hereby amended by deleting paragraph (u) thereof and replacing it with the following paragraph (u):

“(u) No Distributions. No Obligor shall (i) retire, redeem, retract, purchase or otherwise acquire any Equity Securities of such Obligor; (ii) declare or pay any dividend, return of capital or other distribution (in cash, securities or other property, or otherwise) of, on or in respect of, any Equity Securities of such Obligor; (iii) make any payment or distribution (in cash, securities or other property, or otherwise) on or in respect of, its Equity Securities; (iv) pay, redeem, repurchase or otherwise acquire any Funded Debt, including any payment on account of principal, interest, bonus, premium, make-whole or otherwise; or (v) pay any management, consulting or similar fee or any bonus payment or comparable payment, or by way of gift or gratuity, to any Related Party of such Person or to any director or officer thereof, excluding, for greater certainty, (i) employment compensation in the ordinary course of business, and (ii) principal, interest and other amounts that may become payable under this Debenture, the Convertible Debentures or other Permitted Indebtedness.”

(2)	Exhibit “A” of such Series 1 Convertible Debenture is hereby amended by as follows:

(a)	the definition of “Permitted Indebtedness” in paragraph (kkk) thereof is hereby amended as follows:

(i)	by deleting the word “and” at the end of subparagraph (iv);

(ii)	by renumbering subparagraph (v) as subparagraph (vi);

(iii)	by adding the following subparagraph (v) immediately after subparagraph (iv):

“(v) Indebtedness of up to US$5,000,000 pursuant to a bridge loan agreement, in favour of certain Sprott Entities provided that (A) the proceeds thereof are used solely to fund the construction and development of the Mine, and (B) such Indebtedness will constitute part of the PF Obligations and will be secured by the Security as a “Project Finance Document”; and”

Section 4	Amendments to the Series 2 Convertible Debentures.

Each Series 2 CD Holder and each Obligor agree to amend the Series 2 Convertible Debenture to which such Series 2 CD Holder is a party as follows:

(1)	Section 12 of such Series 2 Convertible Debenture is hereby amended by deleting paragraph (u) thereof and replacing it with the following paragraph (u):

“(u) No Distributions. No Obligor shall (i) retire, redeem, retract, purchase or otherwise acquire any Equity Securities of such Obligor; (ii) declare or pay any dividend, return of capital or other distribution (in cash, securities or other property, or otherwise) of, on or in respect of, any Equity Securities of such Obligor; (iii) make any payment or distribution (in cash, securities or other property, or otherwise) on or in respect of, its Equity Securities; (iv) pay, redeem, repurchase or otherwise acquire any Funded Debt, including any payment on account of principal, interest, bonus, premium, make-whole or otherwise; or (v) pay any management, consulting or similar fee or any bonus payment or comparable payment, or by way of gift or gratuity, to any Related Party of such Person or to any director or officer thereof, excluding, for greater certainty, (i) employment compensation in the ordinary course of business, (ii) principal, interest and other amounts that may become payable under this Debenture, the Convertible Debentures or other Permitted Indebtedness.”

(2)	Exhibit “A” of such Series 2 Convertible Debenture is hereby amended by as follows:

(a)	the definition of “Permitted Indebtedness” therein is hereby amended as follows:

(i)	by deleting the word “and” at the end of subparagraph (ix);

(ii)	by renumbering subparagraph (x) as subparagraph (xi);

(iii)	by adding the following subparagraph (x) immediately after subparagraph (ix):

“(v) Indebtedness of up to US$5,000,000 pursuant to a bridge loan agreement, in favour of certain Sprott Entities provided that (A) the proceeds thereof are used solely to fund the construction and development of the Mine, and (B) such Indebtedness will constitute part of the PF Obligations and will be secured by the Security as a “Project Finance Document”; and”

Section 5	Confirmation by the Sprott Entities

Each Sprott Entity hereby acknowledges, confirms and agrees that:

(a)	each Lender is a “Sprott Entity”, the Bridge Loan Agreement constitutes a “Project Finance Document” and the obligations owing thereunder are “PF Obligations”, in each case, for purposes of the Security Documents and the Security Sharing Agreement;

(b)	the funding indemnity agreement executed in favour of SPRSR in connection with the Bridge Loan Agreement constitutes a “Project Finance Document” for purposes of the Security Documents and the Security Sharing Agreement;

(c)	each Series 2 CD Holder and each Lender is a “Creditor” (together with the Series 1 CD Holders and SPRSR) for purposes of the Security Sharing Agreement as each of them had entered in a joinder agreement in accordance with Section 4.11 thereof.

Section 6	Confirmation.

Each Obligor hereby acknowledges, confirms and agrees that:

(a)	each Project Finance Document to which it is a party remains in full force and effect, and, except as amended by this Agreement, unamended and constitutes legal, valid and binding obligations of it enforceable against it in accordance with its respective terms;

(b)	each Guarantee to which it is a party remains in full force and effect, and except as amended by this Agreement, unamended, and continues to guarantee the payment and performance of all Obligations (as defined in each Guarantee) and constitutes legal, valid and binding obligations of it enforceable against it in accordance with its respective terms;

(c)	each of the Security Documents to which it is a party remains in full force and effect, and except as amended by this Agreement, unamended, and constitutes legal, valid and binding obligations of it enforceable against it in accordance with its respective terms; and

(d)	the security interests, assignments, mortgages, charges, liens, hypothecations and pledges granted by it in favour of the Security Agent for and the benefit of the Sprott Entities pursuant to the Security and constitutes legal, valid and binding obligations of it enforceable against it in accordance with its respective terms.

Section 7	Reference to the Amended Agreements.

On and after the Effective Date, any reference to “this Agreement”, “hereof”, “hereunder” and words of like effect in any Amended Agreement, and any reference to any Amended Agreement in any other agreements will mean and be a reference to such Amended Agreement, as amended by this Agreement, as applicable.

Section 8	Further Assurances.

Each Obligor will execute and deliver to any other Party hereto all such documents, instruments and agreements, and do all such other acts and things, as may be reasonably required, in the opinion of such other Party, to carry out the amendments and other transactions contemplated under this Agreement.

Section 9	Project Finance Document.

The parties to this Agreement acknowledge and agree that:

(a)	any failure of the Obligors to perform their obligations under this Agreement shall constitute an event of default under the Convertible Debentures;

(b)	this Agreement constitutes a “Project Finance Document” for the purposes of the Security Documents.

Section 10	Successors and Assigns.

This Agreement shall be binding upon and enure to the benefit of and be enforceable by each Party and its respective successors and permitted assigns.

Section 11	Severability.

If any provision of this Agreement is determined to be illegal, invalid or unenforceable, by an arbitrator or any court of competent jurisdiction from which no appeal exists or is taken, that provision will be severed from this Agreement and the remaining provisions will remain in full force and effect.

Section 12	Governing Law.

(1)	This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein (other than the conflict of laws rules).

(2)	Each Party agrees that any legal proceeding with respect to this Agreement or to enforce any judgment obtained against the other Parties, or any of them, may be brought in the courts of the Province of Ontario, Canada or in the courts of any jurisdiction where a Party may have assets or carries on business, and each Party hereby irrevocably submits to the non-exclusive jurisdiction of each such court and acknowledges its competence.

Section 13	Counterparts.

This Agreement may be executed in any number of counterparts, each of which is deemed to be an original, and such counterparts together constitute one and the same instrument. Transmission of an executed signature page by facsimile, email or other electronic means is as effective as a manually executed counterpart of this Agreement.

[Remainder of this page left intentionally blank. Signature page follows.]

The parties have executed this Agreement as of the date first written above.

SILVER VALLEY METALS CORP.

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

BUNKER HILL MINING CORP.

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

Third Omnibus Amendment Agreement

[Redacted – Affiliate of Sprott private resource streaming and royalty corp.], by its general partner, SPROTT RESOURCE STREAMING AND ROYALTY CORP.

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

[Redacted – Affiliate of Sprott private resource streaming and royalty corp.], by its general partner, SPROTT RESOURCE STREAMING AND ROYALTY CORP., as Security Agent

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

Third Omnibus Amendment Agreement

[Redacted – Affiliate of Sprott private resource streaming and royalty corp.], by its general partner, SPROTT RESOURCE STREAMING AND ROYALTY CORP.

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

[Redacted – Affiliate of Sprott private resource streaming and royalty corp.], by its general partner, SPROTT RESOURCE STREAMING AND ROYALTY CORP.

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

[Redacted – Affiliate of Sprott private resource streaming and royalty corp.], by its general partner, SPROTT RESOURCE STREAMING AND ROYALTY CORP.

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

Third Omnibus Amendment Agreement

[Redacted – FUNDS MANAGED OR SUB-MANAGED BY AffiliateS of Sprott private resource streaming and royalty corp.]

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

Third Omnibus Amendment Agreement

[Redacted – Affiliate of Ninepoint Partners LP], by its Manager, ninepoint partners lp

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

[Redacted – Affiliate of Ninepoint Partners LP], by its Manager, ninepoint partners lp

By:	[Redacted]
Name:	[Redacted]
Title:	[Redacted]

Third Omnibus Amendment Agreement